Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Force Protection Video Equipment Corp. (the “Company”) on Form 10-Q for the fiscal quarter ended July 31, 2018, I, Paul Feldman, Chief Executive Officer and Chief Financial Officer of Force Protection Video Equipment Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

Such Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2018, fairly presents, in all material respects, the financial condition and results of operations of Force Protection Video Equipment Corp.

Date:

October 25, 2018

By /s/ Paul Feldman

Paul Feldman

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)